                                                                      Exhibit 21

                         Subsidiaries of the Registrant
                         ------------------------------

                                                                                               State or
                                                                              Percent      Other Jurisdiction
Parent Company                                Subsidiary                       Owned        of Incorporation
--------------                                ----------                      -------      -------------------
WSFS Financial Corporation         Wilmington Savings Fund Society,             100%            United States
                                   Federal Savings Bank
                                   WSFS Capital Trust I                         100%            Delaware

Wilmington Savings Fund            Star States Development Company              100%            Delaware
 Society, Federal                  838 Investment Group, Inc.                   100%            Delaware
 Savings Bank                      WSFS Credit Corporation                      100%            Delaware
                                   Community Credit Corporation                 100%            Delaware


                                  ATTACHMENT B

                        CONSENT OF KPMG PEAT MARWICK LLP.

                         Consent of Independent Auditors



The Board of Directors
WSFS Financial Corporation:

We consent to incorporation by reference in the Registration Statement (No. 33-56108) on Form S-8 of WSFS Financial Corporation of our report dated January 20, 1999, relating to the consolidated statement of condition of WSFS Financial Corporation and subsidiaries as of December 31, 1998, and 1997, and the related consolidated statements of operations, changes in stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1998, which report appears in the December 31, 1998 annual report on Form 10-K of WSFS Financial Corporation.



/s/ KPMG LLP

Philadelphia, PA
March 23, 1999

                                  ATTACHMENT C

                             FINANCIAL DATA SCHEDULE